                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE Highlands Insurance Group, Inc. et al.  CASE NO. 02-13196 through 02-13201
                                              REPORTING PERIOD:  12/31/02

                            MONTHLY OPERATING REPORT
     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS
                               AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case

                                                                                                          DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                       FORM NO.         ATTACHED       ATTACHED
Schedule of Cash Receipts and Disbursements                                             MOR-1                 X
   Bank Reconciliation (or copies of debtor's bank reconciliations)                     MOR-1 (CON'T)         X
   Copies of bank statements                                                                                  X
   Cash disbursements journals
Statement of Operations                                                                 MOR-2                 X
Balance Sheet                                                                           MOR-3                 X
Status of Postpetition Taxes                                                            MOR-4                 X
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during
   reporting period
Summary of Unpaid Postpetition Debts                                                    MOR-4                 X
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                            MOR-5                 X
Debtor Questionnaire                                                                    MOR-5                 X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

--------------------------------------      ------------------------------------
Signature of Debtor                         Date


--------------------------------------      ------------------------------------
Signature of Joint Debtor                   Date


  /s/ Stephen L. Kibblehouse                  1/20/03
--------------------------------------      ------------------------------------
Signature of Authorized Individual*         Date


                                            Chief Executive Officer
Stephen L. Kibblehouse                         and General Counsel
--------------------------------------      ------------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN RE HIGHLANDS INSURANCE GROUP, INC ET AL.

CASE NO. 02-13196 THROUGH 02-13201

REPORTING PERIOD: 12/31/2002


                   SCHEDULE OF CASH RECEIPTS AND DISBURSMENTS

                                                         BANK ACCOUNTS

                               Operating     Payables     Money Market     Money Market        Payables       Operating
                               9102663029    1014315825   4484882          AM1P                3752021910     6200064400
                               Chase-HIGI    PNC-HIGI     Federated-HIGI   State Street-HIGI   BofAmer-HIGI   Citizens-HIGI
CASH BEGINNING OF MONTH            91,080       8,075             99,670            2               50,024              0

RECEIPTS

Cash Sales                             --          --                 --           --                   --             --
Accounts Receivable                    --          --                 --           --                   --             --
Loans & Advances                       --          --                 --           --                   --             --
Sales Of Assets                        --          --                 --           --                   --             --
Other (Includes Interest)                          --                                                                  87
Transfers (From DIP ACCTS)                         --                 --           --                             103,124

TOTAL RECEIPTS                          0           0                  0            0                    0        103,211

DISBURSEMENTS

Net Payroll                            --          --                 --           --                   --             --
Payroll Taxes                          --          --                 --           --                   --             --
Sales, Use & Other Taxes               --          --                 --           --                   --             --
Inventory Purchases                    --          --                 --           --                   --             --
Secured/Rental/Leases                  --          --                 --           --                   --             --
Insurance                              --          --                 --           --                   --             --
Administrative & Selling                --          --                 --           --                6,200             --
Selling                                --          --                 --           --                   --             --
Other (Attach List)*                   --          10                 --           --                   49             25
*Bank Fees
Owner Draw                             --          --                 --           --                   --             --
Transfers (TO DIP ACCOUNTS)            --       3,452             99,670            2                   --             --

Professional Fees                      --          --                 --           --                6,366             --
U.S. Trustee Quarterly Fees            --          --                 --           --                   --             --
Court Costs                            --          --                 --           --                   --             --

TOTAL DISBURSEMENTS                     0       3,462             99,670            2               12,615             25

NET CASH FLOW                           0      (3,462)           (99,670)          (2)             (12,615)       103,186
Receipts Less Disbursements

CASH-END OF MONTH                  91,080       4,613                  0            0               37,409        103,186


                                                                                        CURRENT MONTH     CUMULATIVE FILING TO DATE

                                 Operating      Operating        Operating         Actual     Projected     Actual      Projected
                                 3750487802     6200064419       20569113
                                 BofA-HCSS      Citizens-HCSS    BankOne-NNHC
CASH BEGINNING OF MONTH           176,014               0           28,894        453,759       448,641      453,759     448,641

RECEIPTS

Cash Sales                             --                               --             --            --           --          --
Accounts Receivable                    --                               --             --            --           --          --
Loans & Advances                       --                               --             --            --           --          --
Sales Of Assets                        --                               --             --            --           --          --
Other (Includes Interest)                                               --             87            --          501          --
Transfers (From DIP ACCTS)             --          90,000               --        193,124            --      333,264          --

TOTAL RECEIPTS                          0          90,000                0        193,211             0      333,765           0

DISBURSEMENTS

Net Payroll                            --              --               --             --            --           --          --
Payroll Taxes                          --              --               --             --            --           --          --
Sales, Use & Other Taxes               --              --               --             --            --           --          --
Inventory Purchases                    --              --               --             --            --           --          --
Secured/Rental/Leases                  --              --               --             --            --           --          --
Insurance                              --              --               --             --            --           --          --
Administrative & Selling                --              --               --          6,200         1,000        6,200       2,000
Selling                                --              --               --             --                         --
Other (Attach List)*                   --              11               --             95        10,000           95      13,704
*Bank Fees
Owner Draw                             --              --               --             --            --           --          --
Transfers (TO DIP ACCOUNTS)        90,000              --               --        193,124            --      333,264          --

Professional Fees                      --              --               --          6,366        20,000        6,366      20,000
U.S. Trustee Quarterly Fees            --              --               --             --            --           --          --
Court Costs                            --              --               --             --         5,000           --       5,000

TOTAL DISBURSEMENTS                90,000              11                0        205,785        36,000      345,925      40,704

NET CASH FLOW                     (90,000)         89,989                0        (12,574)      (36,000)     (12,160)    (40,704)
Receipts Less Disbursements

CASH-END OF MONTH                  86,014          89,989           28,894        441,185       412,641      441,599     407,937

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
 (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSMENTS                                                                      $205,785
  LESS:TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                       $193,124
  PLUS:ESTATE DISBURSMENTS MADE BY OUTSIDE SOURCES (from escrow accounts)               $      0
TOTAL DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                          $ 12,661

                         Highlands Insurance Group, Inc.
                                    31-Dec-02

                             Operating     Payables     Money Market   Money Market    Payables            Operating
                             9102663029    1014315825   4484882        AM1P            3752021910          6200064400
                             Chase         PNC          Federated      State Street    Bank Of America     Citizens Bank
Balance Per Books            91,080.02     4,612.66          --                --            37,409.20        103,186.11


Bank Balance                 91,080.02           --          --                --            38,897.80        103,186.11
(+) Deposits in Transit                    4,612.66
(-) Outstanding Checks                                                                       (1,488.60)
Other (See Below)
Adjusted Bank Balance        91,080.02     4,612.66          --                --            37,409.20        103,186.11



Deposits in Transit

                                                                                           ck#1005

Checks Outstanding                                                                           1,488.60




Other

Total Other

                           Highlands Claims and Safety
                                    31-Dec-02

                                     Operating         Operating
                                     3750487802        6200064419
                                     Bof A             Citizens
Balance Per Books                     86,014.03         89,989.00


Bank Balance                          86,039.03         89,989.00
(+) Deposits in Transit
(-) Outstanding Checks                   (25.00)
Other (See Below)
Adjusted Bank Balance                 86,014.03         89,989.00



Deposits in Transit

Checks Outstanding

Ck 1092 issued 12/06/01                   25.00




Other

Total Other

                      Northwestern National Holding Company
                                    31-Dec-02

                               Operating
                               20569113
                               Bank One
Balance Per Books              28,894.04


Bank Balance                   28,894.04
(+) Deposits in Transit
(-) Outstanding Checks                --
Other (See Below)
Adjusted Bank Balance          28,894.04



Deposits in Transit


Checks Outstanding


Other


Total Other

                                                                        Case No.
                                                     Reporting Period 11/30/2002

                    STATEMENT OF OPERATIONS
                      (Income Statement)                     Case: 02-13198                   Case: 02-13196
                                                            NORTHWESTERN NATIONAL           HIGHLANDS INSURANCE
                                                             HOLDING COMPANY, INC.              GROUP, INC
REVENUES                                                           Cumulative                   Cumulative
                                                         Month     Filing to Date    Month      Filing to Date
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                               0             0                0           0
COST OF GOODS SOLD

Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Cost (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                        0             0                0           0
Gross Profit                                              0             0                0           0
OPERATING EXPENSES

Insider Compensation *
Insurance                                                                          (18,682)    (37,364)
Management Fees/Bonuses
Taxes - Other
Other (attach schedule)                                                             (1,489)    (12,566)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses          0             0          (20,171)    (49,930)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                          85          85
Interest Expense                                                                  (822,726) (1,618,913)
Other Expense (attach schedule)                                                          0           0
Net Profit (Loss) Before Reorganization Items             0             0         (842,812) (1,668,758)
REORGANIZATION ITEMS

Professional Fees                                                                  (52,370)    (52,370)
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                             0             0                0     (52,370)
Income Taxes
Net Profit (Loss)                                         0             0         (842,812) (1,721,128)
* "Insider" is defined in 11 U.S.C.
 Section 101 (31)




                    STATEMENT OF OPERATIONS
                      (Income Statement)            Case: 02-13201                   Case: 02-13200        Case: 02-13199
                                                       HIGHLANDS                    HIGHLANDS CLAIMS AND   AMERICAN RELIANCE INC.
                                                    SERVICE CORPORATION            SAFETY SERVICES, INC
REVENUES                                                             Cumulative             Cumulative              Cumulative
                                                         Month     Filing to Date  Month  Filing to Date  Month  Filing to Date
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                               0              0             0         0          0         0
COST OF GOODS SOLD

Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Cost (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                        0              0             0         0          0         0
Gross Profit                                              0              0             0         0          0         0
OPERATING EXPENSES

Insider Compensation *
Insurance
Management Fees/Bonuses
Taxes - Other
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses          0              0             0         0          0         0
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                     1,584     1,715
Interest Expense
Other Expense (attach schedule)                           0              0        (1,425)   (1,543)
Net Profit (Loss) Before Reorganization Items             0              0           159       172          0         0
REORGANIZATION ITEMS

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                             0              0            0          0          0         0
Income Taxes
Net Profit (Loss)                                         0              0          159        172          0         0
* "Insider" is defined in 11 U.S.C.
 Section 101 (31)


                    STATEMENT OF OPERATIONS
                      (Income Statement)
                                                              Case: 02-13197
                                                         Highlands Holding Company                CONSOLIDATING
REVENUES                                                             Cumulative                          Cumulative
                                                         Month      Filing to Date             Month    Filing to Date
Gross Revenues                                                                                     0            0
Less:  Returns and Allowances                                                                      0            0
Net Revenue                                                  0              0                      0            0
COST OF GOODS SOLD

Beginning Inventory                                                                                0            0
Add:  Purchases                                                                                    0            0
Add:  Cost of Labor                                                                                0            0
Add:  Other Cost (attach schedule)                                                                 0            0
Less:  Ending Inventory                                                                            0            0
Cost of Goods Sold                                           0              0                      0            0
Gross Profit                                                 0              0                      0            0
OPERATING EXPENSES

Insider Compensation *                                                                             0            0
Insurance                                                                                    (18,682)     (37,364)
Management Fees/Bonuses                                                                            0            0
Taxes - Other                                                                                      0            0
Other (attach schedule)                                                                       (1,489)     (12,566)
Total Operating Expenses Before Depreciation                                                       0            0
Depreciation/Depletion/Amortization                                                                0            0
Net Profit (Loss) Before Other Income & Expenses             0              0                (20,171)     (49,930)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                                 1,669        1,800
Interest Expense                                                                            (822,726)  (1,618,913)
Other Expense (attach schedule)                              0              0                 (1,425)      (1,543)
Net Profit (Loss) Before Reorganization Items                0              0               (842,653)  (1,668,586)
REORGANIZATION ITEMS

Professional Fees                                                                            (52,370)     (52,370)
U.S. Trustee Quarterly Fees                                                                        0            0
Interest Earned on Accumulated Cash from Chapter
 11 (see continuation sheet)                                                                       0            0
Gain (Loss) from Sale of Equipment                                                                 0            0
Other Reorganization Expenses (attach schedule)                                                    0            0
Total Reorganization Expenses                                0              0                (52,370)     (52,370)
Income Taxes
Net Profit (Loss)                                            0              0               (947,394)  (1,773,326)
* "Insider" is defined in 11 U.S.C.
 Section 101 (31)

                                   Case: 02-13198          Case 02-13196            Case: 02-13201          Case: 02-13200
                               NORTHWESTERN NATIONAL   HIGHLANDS INSURANCE             HIGHLANDS        HIGHLANDS CLAIMS AND
                               HOLDING COMPANY, INC.       GROUP, INC.          SERVICE CORPORATION     SAFETY SERVICES, INC.

BREAKDOWN OF "OTHER" CATEGORY          CUMULATIVE                CUMULATIVE              CUMULATIVE             CUMULATIVE
                               MONTH   FILING TO DATE  MONTH   FILING TO DATE   MONTH  FILING TO DATE   MONTH   FILING TO DATE
OTHER COSTS

                                 0       0                  0          0            0            0        0        0
OTHER OPERATIONAL EXPENSES

Directors Fees                                                    (6,366)
Mellon investors services                                         (4,711)
Printing fees                                          (1,489)    (1,489)
                                 0       0             (1,489)   (12,566)           0            0        0        0
                                 0       0             (1,489)    12,566            0            0        0        0
OTHER INCOME

Claims service fees
Interest income - Federated                                 85        85                              1,584    1,715

OTHER EXPENSES

Claims service expense                                                                               (1,425)  (1,543)

                                      Case: 02-13199            Case: 02-13197
                                         AMERICAN               HIGHLANDS
                                       RELIANCE INC.         HOLDING COMPANY            CONSOLIDATING

BREAKDOWN OF "OTHER" CATEGORY                CUMULATIVE              CUMULATIVE              CUMULATIVE
                                  MONTH     FILING TO DATE  MONTH   FILING TO DATE  MONTH   FILING TO DATE
OTHER COSTS

                                    0          0              0          0           0           0
OTHER OPERATIONAL EXPENSES

Directors Fees
Mellon investors services
Printing fees
                                    0          0              0          0           0           0
                                    0          0              0          0           0           0
OTHER INCOME

Claims service fees
Interest income - Federated

OTHER EXPENSES

Claims service expense

CONSOLIDATING BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                      Reporting Date  12/31/2002


                             CASE: 02-13198                     CASE: 02-13196                     CASE: 02-13201
                             --------------------------------   --------------------------------   --------------------------------
                                Northwestern National Holding
                                        Company, Inc.             Highlands Insurance Group, Inc.    Highlands Service Corporation

                               Book Value at                      Book Value at                      Book Value at
                              End of Current    Book Value on    End of Current    Book Value on    End of Current    Book Value on
                             Reporting Period   Petition Date   Reporting Period   Petition Date   Reporting Period   Petition Date
                             ----------------   -------------   ----------------   -------------   ----------------   -------------
          ASSETS

CURRENT ASSETS

Unrestricted Cash and
  Equivalents
Restricted Cash and Cash
  Equivalents (see
  continuation sheet)                 28,894           28,894           236,369          248,567
Accounts Receivable (Net)                                                                                   34,614           34,614
Notes Receivable
Inventories
Prepaid Legal Expenses                                                   45,920           98,290
Professional Retainers
Other Current Assets
  (attach schedule)                1,983,370        1,983,370       (22,704,990)     (22,667,626)
TOTAL CURRENT ASSETS               2,012,264        2,012,264   $   (22,422,701)  $  (22,320,769)  $        34,614   $       34,614

PROPERTY AND EQUIPMENT

Real Property and
  Improvements
Machinery and Equipment
Furniture, Fixtures and
  Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated
  Depreciation
TOTAL PROPERTY & EQUIPMENT                --               --   $            --   $           --   $            --   $           --

OTHER ASSETS

Loans to Insiders*
Other Assets (attach
  schedule)
TOTAL OTHER ASSETS                        --               --   $            --   $           --   $            --   $           --
                             ---------------   --------------   ---------------   --------------   ---------------   --------------
TOTAL ASSETS                       2,012,264        2,012,264     $ (22,422,701)  $  (22,320,769)  $        34,614   $       34,614
                             ===============   ==============   ===============   ==============   ===============   ==============

  LIABILITIES AND OWNER
         EQUITY

LIABILITIES NOT SUBJECT TO
  COMPROMISE (Postpetition)

Accounts Payable                                                             --
Taxes Payable (refer to
  FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases -
  Building/Equipment
Secured Debt / Adequate
  Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition
  Liabilities (accrued
  interest)                                                           1,618,914
TOTAL POSTPETITION
   LIABILITIES                            --               --   $     1,618,914   $           --   $            --   $            --

LIABILITIES SUBJECT TO
  COMPROMISE (PRE-PETITION)

Secured Debt                                                         47,504,390       47,504,390
Priority Debt
Unsecured Debt                         1,124            1,124        75,702,166       75,701,885            23,464           23,464
TOTAL PRE-PETITION
  LIABILITIES                          1,124            1,124   $   123,206,556   $  123,206,275   $        23,464   $       23,464

TOTAL LIABILITIES                      1,124            1,124   $   124,825,470   $  123,206,275   $        23,464   $       23,464

OWNER EQUITY

Capital Stock                         10,000           10,000           137,181          137,181
Additional Paid-In Capital       120,543,607      120,543,607       228,871,789      228,871,789
Partner's Capital Account
Owner's Equity Account
Retained Earnings -
  Pre-Petition                  (118,542,467)    (118,542,467)                                              11,150           11,150
Retained Earnings -
  Postpetition                                                     (388,867,037)    (387,145,910)
Adjustments to Owner Equity
  (attach schedule)                                                  12,609,896       12,609,896
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)
NET OWNER EQUITY                   2,011,140        2,011,140   $  (147,248,171)  $ (145,527,044)  $        11,150   $       11,150
                             ---------------   --------------   ---------------   --------------   ---------------   --------------
TOTAL LIABILITIES AND
  OWNER'S EQUITY                   2,012,264        2,012,264       (22,422,701)     (22,320,769)           34,614           34,614
                             ===============   ==============   ===============   ==============   ===============   ==============
**Insider* is defined in
  11 U.S.C. Section 101(31)
                                          --               --                (0)              --                --               --

                             CASE: 02-13200                     CASE: 02-13199                     CASE: 02-13197
                             --------------------------------   --------------------------------   --------------------------------
                                 Higlands Claims and Safety
                                        Services Inc.                American Reliance, Inc.           Highlands Holding Company

                               Book Value at                      Book Value at                      Book Value at
                              End of Current    Book Value on    End of Current    Book Value on    End of Current    Book Value on
                             Reporting Period   Petition Date   Reporting Period   Petition Date   Reporting Period   Petition Date
                             ----------------   -------------   ----------------   -------------   ----------------   -------------
          ASSETS

CURRENT ASSETS

Unrestricted Cash and
  Equivalents                       176,014          175,899
Restricted Cash and Cash
  Equivalents (see
  continuation sheet)
Accounts Receivable (Net)              1,917              176
Notes Receivable
Inventories
Prepaid Legal Expenses
Professional Retainers
Other Current Assets
  (attach schedule)                    3,742            3,742         2,151,856        2,151,856       (12,000,000)     (12,000,000)
TOTAL CURRENT ASSETS         $       181,673   $      179,817   $     2,151,856   $    2,151,856   $   (12,000,000)  $  (12,000,000)

PROPERTY AND EQUIPMENT

Real Property and
  Improvements
Machinery and Equipment
Furniture, Fixtures and
  Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated
  Depreciation
TOTAL PROPERTY & EQUIPMENT   $            --   $           --   $            --   $           --   $            --   $           --

OTHER ASSETS

Loans to Insiders*
Other Assets (attach
  schedule)
TOTAL OTHER ASSETS           $            --   $           --   $            --   $           --   $            --   $           --
                             ---------------   --------------   ---------------   --------------   ---------------   --------------
TOTAL ASSETS                       $ 181,673        $ 179,817       $ 2,151,856      $ 2,151,856     $ (12,000,000)   $ (12,000,000)
                             ===============   ==============   ===============   ==============   ===============   ==============

  LIABILITIES AND OWNER
         EQUITY

LIABILITIES NOT SUBJECT TO
  COMPROMISE (Postpetition)

Accounts Payable
Taxes Payable (refer to
  FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases -
  Building/Equipment
Secured Debt / Adequate
  Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition
  Liabilities (accrued
  interest)
TOTAL POSTPETITION
   LIABILITIES               $            --   $           --   $            --   $           --   $            --   $           --

LIABILITIES SUBJECT TO
  COMPROMISE (PRE-PETITION)

Secured Debt
Priority Debt
Unsecured Debt                         4,684            3,000         3,470,447        3,470,447               394              394
TOTAL PRE-PETITION
  LIABILITIES                $         4,684   $        3,000   $     3,470,447   $    3,470,447   $           394   $          394

TOTAL LIABILITIES            $         4,684   $        3,000   $     3,470,447   $    3,470,447   $           394   $          394

OWNER EQUITY

Capital Stock                          1,000            1,000               272              272
Additional Paid-In Capital                                          164,095,489      164,095,489
Partner's Capital Account
Owner's Equity Account
Retained Earnings -
  Pre-Petition                       175,989          175,817      (165,414,352)    (165,414,352)      (12,000,394)     (12,000,394)
Retained Earnings -
  Postpetition
Adjustments to Owner Equity
  (attach schedule)
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)
NET OWNER EQUITY             $       176,989   $      176,817   $    (1,318,591)  $   (1,318,591)  $   (12,000,394)  $  (12,000,394)
                             ---------------   --------------   ---------------   --------------   ---------------   --------------
TOTAL LIABILITIES AND
  OWNER'S EQUITY                     181,673          179,817   $     2,151,856   $    2,151,856   $   (12,000,000)  $  (12,000,000)
                             ===============   ==============   ===============   ==============   ===============   ==============
**Insider* is defined in
  11 U.S.C. Section 101(31)                                                                                              FORM MOR-3
                                                                                                                             (9/99)
                                           0               --                --               --                --               --

                                             --------------------------------

                                                       CONSOLIDATING

                                               Book Value at
                                              End of Current    Book Value on
                                             Reporting Period   Petition Date
                                             ----------------   -------------
          ASSETS

CURRENT ASSETS

Unrestricted Cash and
  Equivalents                                       176,014          175,899
Restricted Cash and Cash
  Equivalents (see
  continuation sheet)                                265,263          277,461
Accounts Receivable (Net)                             36,531           34,790
Notes Receivable                                          --               --
Inventories                                               --               --
Prepaid Legal Expenses                                45,920           98,290
Professional Retainers                                    --               --
Other Current Assets
  (attach schedule)                              (30,566,022)     (30,528,658)
TOTAL CURRENT ASSETS                         $   (30,042,294)  $  (29,942,218)

PROPERTY AND EQUIPMENT

Real Property and
  Improvements                                            --               --
Machinery and Equipment                                   --               --
Furniture, Fixtures and
  Office Equipment                                        --               --
Leasehold Improvements                                    --               --
Vehicles                                                  --               --
Less Accumulated
  Depreciation                                            --               --
TOTAL PROPERTY & EQUIPMENT                   $            --   $           --

OTHER ASSETS

Loans to Insiders*                                        --               --
Other Assets (attach
  schedule)                                               --               --
TOTAL OTHER ASSETS                           $            --   $           --
                                             ---------------   --------------
TOTAL ASSETS                                 $   (30,042,294)  $  (29,942,218)
                                             ===============   ==============

  LIABILITIES AND OWNER
         EQUITY

LIABILITIES NOT SUBJECT TO
  COMPROMISE (Postpetition)

Accounts Payable                                          --               --
Taxes Payable (refer to
  FORM MOR-4)                                             --               --
Wages Payable                                             --               --
Notes Payable                                             --               --
Rent / Leases -
  Building/Equipment                                      --               --
Secured Debt / Adequate
  Protection Payments                                     --               --
Professional Fees                                         --               --
Amounts Due to Insiders*                                  --               --
Other Postpetition
  Liabilities (accrued
  interest)                                        1,618,914               --
TOTAL POSTPETITION
   LIABILITIES                               $     1,618,914   $           --

LIABILITIES SUBJECT TO
  COMPROMISE (PRE-PETITION)

Secured Debt                                      47,504,390       47,504,390
Priority Debt                                             --               --
Unsecured Debt                                    79,202,279       79,200,314
TOTAL PRE-PETITION
  LIABILITIES                                $   126,706,669   $  126,704,704

TOTAL LIABILITIES                            $   128,325,583   $  126,704,704

OWNER EQUITY

Capital Stock                                        148,453          148,453
Additional Paid-In Capital                       513,510,885      513,510,885
Partner's Capital Account                                 --               --
Owner's Equity Account                                    --               --
Retained Earnings -
  Pre-Petition                                  (295,770,074)    (295,770,246)
Retained Earnings -
  Postpetition                                  (388,867,037)    (387,145,910)
Adjustments to Owner Equity
  (attach schedule)                               12,609,896       12,609,896
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)                                       --               --
NET OWNER EQUITY                             $  (158,367,877)  $ (156,646,922)
                                             ---------------   --------------
TOTAL LIABILITIES AND
  OWNER'S EQUITY                             $   (30,042,294)  $  (29,942,218)
                                             ===============   ==============
**Insider* is defined in
  11 U.S.C. Section 101(31)
                                                           0               --

                             --------------------------------   --------------------------------   --------------------------------
                                Northwestern National Holding
                                        Company, Inc.             Highlands Insurance Group, Inc.    Highlands Service Corporation

                               Book Value at                      Book Value at                      Book Value at
                              End of Current    Book Value on    End of Current    Book Value on    End of Current    Book Value on
                             Reporting Period   Petition Date   Reporting Period   Petition Date   Reporting Period   Petition Date
                             ----------------   -------------   ----------------   -------------   ----------------   -------------
ASSETS

Other Current Assets
  Investment in Subs               1,986,370        1,986,370       (22,723,671)     (22,723,671)               --               --
  Prepaid Insurance                                                      18,681           56,045
  Taxes Recoverable
  Receivables from
    affiliates

Other Assets

                             ----------------   -------------   ----------------   -------------   ----------------   -------------
                               Book Value at                      Book Value at                      Book Value at
                              End of Current    Book Value on    End of Current    Book Value on    End of Current    Book Value on
                             Reporting Period   Petition Date   Reporting Period   Petition Date   Reporting Period   Petition Date
                             ----------------   -------------   ----------------   -------------   ----------------   -------------
   LIABILITIES AND OWNER
          EQUITY

Other Pospetition
  Liabilities
                                          --               --                --               --                --               --
                                          --               --                --               --                --               --
                                          --               --                --               --                --               --

Adjustment to Owner Equity
  Treasury Stock                          --               --         3,999,394        3,999,394                --               --
  Deferred Comp on
    Restricted Stock                      --                            313,189          313,189                --               --
  Preferred Stock                         --               --       (16,922,520)     (16,922,520)               --               --



Pospetition Contributions
  (Distributions) (Draws)

                             --------------------------------   --------------------------------   --------------------------------
                                 Higlands Claims and Safety
                                        Services Inc.                American Reliance, Inc.           Highlands Holding Company

                               Book Value at                      Book Value at                      Book Value at
                              End of Current    Book Value on    End of Current    Book Value on    End of Current    Book Value on
                             Reporting Period   Petition Date   Reporting Period   Petition Date   Reporting Period   Petition Date
                             ----------------   -------------   ----------------   -------------   ----------------   -------------
ASSETS

Other Current Assets
  Investment in Subs                      --               --         2,074,519        2,074,519       (12,000,394)     (12,000,394)
  Prepaid Insurance
  Taxes Recoverable                    3,742            3,742
  Receivables from
    affiliates                                                           77,337           77,337


Other Assets


                               Book Value at                      Book Value at                      Book Value at
                              End of Current    Book Value on    End of Current    Book Value on    End of Current    Book Value on
                             Reporting Period   Petition Date   Reporting Period   Petition Date   Reporting Period   Petition Date
                             ----------------   -------------   ----------------   -------------   ----------------   -------------
   LIABILITIES AND OWNER
          EQUITY

Other Pospetition
  Liabilities
                                          --               --                --               --                --               --
                                          --               --                --               --                --               --
                                          --               --                --               --                --               --

Adjustment to Owner Equity
  Treasury Stock                          --               --                --               --                --               --
  Deferred Comp on
    Restricted Stock                      --               --                --               --                --               --
  Preferred Stock                         --               --                --               --                --               --



Pospetition Contributions
  (Distributions) (Draws)

                                           --------------------------------

                                                     CONSOLIDATING

                                             Book Value at
                                            End of Current    Book Value on
                                           Reporting Period   Petition Date
                                           ----------------   -------------
ASSETS

Other Current Assets
  Investment in Subs                           (30,663,176)     (30,663,176)
  Prepaid Insurance                                 18,681           56,045
  Taxes Recoverable                                  3,742            3,742
  Receivables from
    affiliates                                      77,337           77,337


Other Assets                                            --               --
                                                        --               --
                                                        --               --
                                                        --               --
                                                        --               --
                                                        --               --
                                                        --               --
                                                        --               --
                                                        --               --

                                             Book Value at
                                            End of Current    Book Value on
                                           Reporting Period   Petition Date
                                           ----------------   -------------
   LIABILITIES AND OWNER
          EQUITY

Other Pospetition
  Liabilities
                                                        --               --
                                                        --               --
                                                        --               --

Adjustment to Owner Equity
  Treasury Stock                                 3,999,394        3,999,394
  Deferred Comp on
    Restricted Stock                               313,189          313,189
  Preferred Stock                              (16,922,520)     (16,922,520)



Pospetition Contributions
  (Distributions) (Draws)


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

IN RE Highlands Insurance Group, Inc. et al.  CASE NO. 02-13196 through 02-13201
      --------------------------------------           -------------------------
                     Debtor                   REPORTING PERIOD   12/31/02
                                                                ----------------


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                 Beginning            Amount                                                                Ending
                                    Tax            Withheld or          Amount            Date          Check No.            Tax
                                 Liability           Accrued             Paid             Paid           or EFT           Liability
                                 ---------         -----------        ----------       ----------      -----------        ---------
FEDERAL

Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
   Total Federal Taxes              -0-                                                                                      -0-

STATE AND LOCAL

Withholding
Sales
Excise
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER:
                                 =========         ===========        ==========       ==========      ===========        =========
   TOTAL STATE AND LOCAL            -0-                                                                                      -0-
                                 =========         ===========        ==========       ==========      ===========        =========
TOTAL TAXES                         -0-                                                                                      -0-
                                 =========         ===========        ==========       ==========      ===========        =========

*Debtors have no employees

                      SUMMARY OF UNPAID POSTPETITION DEBTS

ATTACH AGED LISTING OF ACCOUNTS PAYABLE.

                                                                            NUMBER OF DAYS PAST DUE
                                                     ---------------------------------------------------------------------------
                                    Current            0-30          31-60           61-90          Over 90             Total
                                  -----------        --------      ---------       ---------      -----------        -----------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building

Rent/Leases-Equipment
Secured Debt/Adequate
  Protection Payments
Professional Fees
Amounts Due to Insiders*
  (Directors Fees)
Other:  (Accrued Interest)            822,726         796,188                                                          1,618,914
Other:
                                  ===========        ========      =========       =========      ===========        ===========
TOTAL POSTPETITION DEBTS              822,726         796,188                                                          1,618,914
                                  ===========        ========      =========       =========      ===========        ===========

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Liabilities, other than accrued interest, will be paid from remaining cash of Debtor. Accrued interest will not be paid currently.


* "Insider" is defined in 11 U.S.C. Section 101(31).                 FORM  MOR-4
                                                                          (9/99)

IN RE Highlands Insurance Group, Inc. et al.  CASE NO. 02-13196 through 02-13201
      --------------------------------------           -------------------------
                     Debtor                   REPORTING PERIOD  12/31/02
                                                               -----------------


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                        AMOUNT
----------------------------------                                        ------
Total Accounts Receivable at the beginning of the reporting period       $34,817
+ Amounts billed during the period                                         1,714
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period              36,531

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
----------------------------------                                        ------
0 - 30 days old                                                            1,714
31 - 60 days old                                                              27
61 - 90 days old                                                             176
91+ days old                                                              34,614
TOTAL ACCOUNTS RECEIVABLE                                                 36,531
AMOUNT CONSIDERED UNCOLLECTIBLE (BAD DEBT)                                    --
ACCOUNTS RECEIVABLE (NET)                                                 36,531

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                       YES       NO
----------------------------                                       ---       ---
1.    Have any assets been sold or transferred outside                        X
      the normal course of business this reporting period?
      If yes, provide an explanation below.

2.    Have any funds been disbursed from any account other                    X
      than a debtor in possession account this reporting
      period?  If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed?          X
      If no, provide an explanation below.


4.    Are workers compensation, general liability and               X
      other necessary insurance coverages in effect? If
      no, provide an explanation below.








                                                                      FORM MOR-5
                                                                          (9/99)